                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x ]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X ]     Preliminary Proxy Statement
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

               ---------------------------------------------------
                          THE NEW IBERIA BANCORP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
               ---------------------------------------------------
                          THE NEW IBERIA BANCORP, INC.
                  (NAME OF PERSON(S) FILING PROXY STATEMENT)
               ---------------------------------------------------

Payment of Filing Fee (check the appropriate box):
[  ]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2).
[X ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)     Title of each class of securities to which transaction applies:
                 Not applicable.

         (2)     Aggregate number of securities to which transaction applies:
                 Not applicable.

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                 Not applicable.

         (4)     Proposed maximum aggregate value of transaction:
                 Not applicable.

[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

         (1)     Amount previously paid:
                 Not applicable.

         (2)     Form, Schedule or Registration Statement No.:
                 Not applicable.

         (3)     Filing Party:
                 Not applicable.

         (4)     Date Filed:
                 Not applicable.





 ____________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                                PRELIMINARY COPY



March   , 1995



To The Stockholders of The New Iberia Bancorp, Inc.:

The annual meeting of the shareholders of The New Iberia Bancorp, Inc. will be held on Monday, April 17th at 10:00 a.m. at the main office of The New Iberia Bank. We believe that this meeting is important to the future of your investment, the Bank, and its employees.

We urge you to cast your votes in support of your Board of Directors. They have put the Bank in its current very profitable position. They have the experience to run the Bank and to address all the issues that it involves. Their plans to achieve your objectives of marketability and liquidity for your stock by applying to list the corporation on a registered stock exchange are described in the enclosed proxy statement.

Mr. Tony Schwing is attempting to replace a majority of the current board with members of his shareholders committee. If he is successful in gaining a majority of board seats, it is believed that he will move to sell the Bank as quickly as possible. That may not be in your best interest. If the Bank is not sold, do you want to run the risk of allowing Tony Schwing and his inexperienced nominees to manage the Bank?

PLEASE VOTE FOR THE CURRENT BOARD OF DIRECTORS. SIGN THE WHITE PROXY CARD AND RETURN IT TO THE BANK AS SOON AS POSSIBLE. DO NOT RETURN TONY SCHWING'S PROXY.

We encourage you to read the enclosed proxy statement carefully and contact us if you have any questions or concerns.

Thank you for your support!



Ernest Freyou                          James W. Schwing, Sr.
President & CEO                        Chairman of the Board

                                                                PRELIMINARY COPY

                          THE NEW IBERIA BANCORP, INC.
                             800 SOUTH LEWIS STREET
                              NEW IBERIA, LA 70560


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 17, 1995

To the Shareholders:

Notice is hereby given that the Annual Meeting of shareholders of The New Iberia Bancorp, Inc. will be held at the Main Office of The New Iberia Bank, 800 South Lewis Street, New Iberia, Louisiana, on Monday, April 17, 1995, at 10 o'clock a.m. for the purpose of considering and voting upon the following matters:

         (1)     To set the number of Directors to be elected.

         (2)     To elect Directors.

         (3) To amend the Articles of Incorporation to eliminate the par value of the common stock and to effectuate a 40-to-1 stock split.

         (4) To ratify the Board of Directors appointment of an independent certified public accountant.

         (5) To consider a shareholder proposal to repeal certain amendments to the Bylaws adopted by the Board of Directors.

         (6) To transact such other business as may properly come before said meeting, or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 29, 1995, shall be entitled to vote at the meeting.


ERNEST FREYOU                          JAMES W. SCHWING, SR.
President                              Chairman of the Board
Chief Executive Officer

                                   _________


                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING STAMPED, SELF-ADDRESSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. YOUR PROXY MAY BE REVOKED BY APPROPRIATE WRITTEN NOTICE TO THE SECRETARY OF THE NEW IBERIA BANCORP, INC. AT ANY TIME PRIOR TO THE VOTING THEREOF. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY, IF YOU WISH, VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE MEETING, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                                                                PRELIMINARY COPY

                                PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of The New Iberia Bancorp, Inc. (the Corporation), for use at the Annual Meeting of the Corporation to be held at 10:00 a.m. on Monday, April 17, 1995, at 800 South Lewis Street, New Iberia, Louisiana or any adjournments or postponements thereof. Proxies are revocable at any time prior to their exercise by written notice to the Secretary of the Corporation. You may revoke your proxy before the meeting or in person at the meeting by giving written notice of revocation to the Secretary of the Corporation at or before the meeting or by submitting a later-dated proxy.

As to proxies that are duly executed and returned, the shares represented thereby will be voted in accordance with the specifications made thereon. Proxies received on which no specification is made will be voted (i) "FOR" fixing the number of directors at eleven (11); (ii) "FOR" the eleven (11) nominees proposed by the Corporation (unless cumulative voting applies, in which case the proxy holder shall have authority to vote the shares represented by the proxy cumulatively for any candidate(s) for whom authority to vote has not been withheld); (iii) "FOR" amending the Articles of Incorporation of the Corporation to eliminate the par value of the common stock and to effectuate a 40-to-1 stock split; (iv) "FOR" ratifying the Board's appointment of an independent certified public accountant; and (v) "AGAINST" the repeal of certain amendments to the Bylaws adopted by the Board.

This Proxy Statement and the enclosed form of proxy were sent to shareholders on or about March __, 1995, which is the date of the Proxy Statement. The Corporation and its wholly-owned subsidiary, The New Iberia Bank (the Bank), have their principal executive offices at 800 South Lewis Street, New Iberia, Louisiana, 70560; telephone (318) 365-6761.

The Corporation has been informed that Jules A. (Tony) Schwing or others represented by him are soliciting proxies for their own director nominees and for repeal of certain Bylaw provisions. In proxy contests, the rule is that the proxy executed last is the one that counts. IT IS IMPORTANT IF YOU WANT TO VOTE AS YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE LAST PROXY YOU SIGN AND SEND BE THE BOARD'S WHITE PROXY.

As of the date of this Proxy Statement, the number of shares of common stock outstanding and entitled to vote at the Annual Shareholders Meeting to be held on April 17, 1995, is forty-nine thousand, seven hundred ninety-four (49,794). Only persons who are shareholders of record at the close of business on March 29, 1995, are entitled to vote. Each such shareholder shall be entitled to one vote for each share of stock held by him on all matters to come before the meeting except as described below with respect to cumulative voting in the election of directors. The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock of the Corporation that are entitled to vote at the meeting is necessary to constitute a quorum at the meeting or any adjournments or postponements thereof.

If a quorum is present, directors will be elected by plurality vote (i.e., assuming the number of directors is fixed at 11, the 11 nominees receiving the greatest number of votes will be elected), the Articles of Incorporation will be amended only upon the vote of at least two- thirds of the total voting power and all other matters will be decided by a majority vote of the voting power present. A shareholder's abstention or refusal to vote on a particular matter will not affect the presence of a quorum or reduce the voting power present. (In effect, therefore, an abstention is counted as a vote against a matter.) A non-vote (including broker non-votes) will have the effect of a vote against the amendment of the Articles of Incorporation (as it will not pass unless approved by two-thirds of the total voting power) and will have no effect on the remaining items.

In the election of directors, shareholders have cumulative voting rights. Cumulative voting shall not be required unless at least one shareholder gives notice at the meeting prior to the voting of his intention to cumulate votes. Tony Schwing has expressed to the Corporation his intention to request cumulative voting, and it is expected that he will reiterate that request at the Annual Meeting. If cumulative voting is requested, then each shareholder voting for the election of directors has the right to multiply the number of votes to which he is entitled (on a one vote per share basis) by the number of directors to be elected, and to cast all such votes for one candidate or to distribute them among any two or more candidates (provided that votes cannot be cast for more than 11 candidates or such other number as may be fixed as the number of directors to be elected). (For example, a shareholder owning 100 shares will be entitled to cast 1100 votes, assuming the number of directors is fixed at 11, and to cast all 1100 votes for one candidate or to distribute them among any two or more candidates.) In the event that cumulative voting is required, the persons authorized to vote shares shall have the authority and discretion to vote such shares cumulatively for any candidate or candidates for whom authority to vote has not been withheld. As noted above, directors will be elected by plurality vote (i.e., assuming the number of directors is fixed at 11, the 11 nominees receiving the greatest number of votes will be elected).

Tony Schwing has advised the Corporation that he intends to solicit proxies for his own nominees to the Board and for repeal of certain Bylaw amendments adopted by the Board. The Board opposes Tony Schwing's solicitation of proxies and urges you NOT to sign any proxy form sent to you by Tony Schwing or others on his behalf. If the shareholders committee purportedly formed pursuant to adoption of a proposal by written consents (and now the subject of litigation, see "Certain Litigation"), solicits proxies along with Tony Schwing, the Board urges you NOT to sign its proxies either.

Your Board of Directors has worked for years to bring the Corporation and the Bank to their current positions of prosperity and growth. The current Board has a plan for the future of the Bank. In addition to its long-range plan, the Board (while trying to ensure that the shareholders committee acts properly and legally) has attempted to meet with the shareholders committee to see whether the Board and the committee can find common ground and cooperate. Its efforts have been rebuffed. The Board has asked the shareholders committee for copies of the materials the committee sent to potential acquirors of the Corporation or the Bank and responses received from such persons. The committee has refused to deliver to the Board any of that information or to allow the Board to see it. All of Tony Schwing's director nominees but one are on the shareholders committee. This group is looking for a bank or bank holding company to acquire the Corporation or the Bank. This group will not discuss its efforts with the Board or provide any information about its activities to the Board. Tony Schwing's director nominees were handpicked by him. Can you be sure that they will act in the best interests of all of the shareholders in the event that the Corporation or the Bank is sold? Do they have the experience to determine whether an offer from a potential acquiror is a good one for all shareholders? More importantly, what if the Corporation and the Bank are not sold? People with experience should be in the position of running the Corporation and the Bank. Tony Schwing's nominees do not have the necessary experience to run the Corporation and the Bank. To the knowledge of the Board, none of Tony Schwing's nominees, other than himself, have ever served on the board of a bank or other financial institution.

The current Board is trying to pursue listing on a public stock exchange to bring you liquidity and an organized market for your shares. Tony Schwing did not support the proposal to amend the Articles of Incorporation to eliminate the par value of the Corporation's stock and effectuate a stock split, which is necessary to apply for listing on an exchange. This suggests that he is not concerned about your interests or the liquidity of your shares.

SUPPORT YOUR CURRENT BOARD OF DIRECTORS. RETURN THE WHITE PROXY CARD SOLICITED BY THE BOARD. DO NOT RETURN TONY SCHWING'S PROXY.

Only this proxy statement is furnished by the Board of Directors of the Corporation. Any proxy statement and proxy solicitation being made by Tony Schwing or others represented by him is NOT supported by management.


         PRINCIPAL SHAREHOLDERS AND SECURITIES OWNERSHIP OF MANAGEMENT

The following table sets forth as of March __, 1995, information concerning the beneficial ownership of voting stock of the Corporation by persons who are known to the Corporation to own beneficially more than 5% of the Corporation's voting common stock:

                 Name and Address                           Amount and Nature of                Percent
                of Beneficial Owner                         Beneficial Ownership                of Class
                -------------------                         --------------------                --------
 Jules A. (Tony) Schwing                                    15,772 (1)                           31.67%
 P. O. Box 10069
 New Iberia, LA  70560-0069

____________________

(1) The Estates of Jules B. Schwing and Marie Louise Landry Schwing, Executor Jules A. (Tony) Schwing, beneficially own 15,122 shares of stock, making the estates the beneficial owner of 30.37% of the outstanding common stock of the Corporation. Jules B. Schwing died on April 14, 1991, and Tony Schwing was appointed and confirmed as Executor for the Succession of Jules B. Schwing on April 23, 1991. Marie Louise Landry Schwing died on June 17, 1985, and Tony Schwing was appointed and confirmed as Executor for the Succession of Marie Louise Landry Schwing on September 28, 1993. Motions have been filed in each of the succession proceedings by Susan Schwing, Tony Schwing's sister, seeking, among other things, to have Tony Schwing removed as executor. These motions have been set for hearing on March 24, 1995. Tony Schwing owns individually 650 shares (1.3%) of the outstanding common stock of the Corporation. It is unknown at this time whether a change in control will occur when the shares owned by the Estates are distributed. The Estates, Tony Schwing and Tony Schwing's siblings as a group own 18,705 shares (37.56%) of the Corporation's outstanding common stock. The siblings of the deceased Jules B. Schwing (the children of J. E. Schwing other than the deceased Jules B. Schwing) collectively own 4,162 shares (8.37%) of the Corporation's outstanding common stock. The aforementioned shareholders own, in the aggregate, 22,867 shares of stock making them, as a group, 45.92% beneficial owners. The individual members of the Schwing family disclaim any beneficial ownership in the shares owned by the other members of the Schwing family. According to a Schedule 13D filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 by Tony Schwing and several other shareholders under cover of a letter dated September 30, 1994, and amended by Amendment No. 1 dated November 17, 1994 and Amendment No. 2 dated January 18, 1995, Tony Schwing, the Estate of Jules B. Schwing, the Estate of Marie Louise Landry Schwing, Edmond L. Schwing, John E. Schwing, III, Marie Louise Schwing and Edmond A. Lamperez, M.D. (the "Initial Reporting Persons") have taken certain actions in concert (although the Schedule 13D disclaims that such persons constitute a "group") and Charles C. Lemaire, James L. Gray and Eugene A. Patout (the "Added Reporting Persons"), together with Tony Schwing and Edmond Lamperez, constitute a shareholders committee. Collectively, the shareholders listed on the Schedule 13D own 18,252 shares of common stock of the Corporation, representing approximately 36.5% of the Corporation's outstanding shares.

The 11 members of the Board of Directors of the Corporation and 6 executive officers of the Corporation, who are not Directors, as a group own 17,504 shares of stock (including the 15,772 shares beneficially owned by Tony Schwing), making the group a 35.15% beneficial owner. See "Election of Directors" for the stock ownership of directors.

CHANGE IN CONTROL

At Tony Schwing's request, the Corporation recently transferred the shares of stock registered in the name of Marie Louise Landry Schwing into the name of Tony Schwing in his capacity as the executor of the Succession of Marie Louise Landry Schwing and the shares of stock registered in the name of Jules B. Schwing into the name of Tony Schwing in his capacity as executor of the Succession of Jules B. Schwing. The Corporation does not know whether a change in control may be deemed to have taken place as a result of the requested transfer.

Moreover, the Schedule 13D filing referred to in Note (1) above states that Tony Schwing, the Estate of Jules B. Schwing, the Estate of Marie Louise Landry Schwing, Edmond L. Schwing, John E. Schwing, III, Marie Louise Schwing and Edmond A. Lamperez, M.D. have taken certain actions in concert (although the Schedule 13D disclaims that such persons constitute a "group"). The actions of those persons could constitute or result in a change in control.

Finally, the Schedule 13D references a shareholders' committee consisting of Tony Schwing, Edmond A. Lamperez, M.D., Eugene A. Patout, Charles Lemaire and James L. Gray which intends, under certain circumstances, to make recommendations with respect to the sale of the Corporation or Bank. The formation of this group, or actions taken by this group, could also constitute or cause a change in control of the Company.


                             ELECTION OF DIRECTORS

The Board of Directors will present a resolution to the meeting establishing the number of Directors at 11. The persons named below, who were approved by the Board of Directors, have been nominated for election to serve until the 1996 annual meeting or until their successors are chosen and have qualified.
In the event that one or more of the nominees listed below is not available for election at the time of the meeting, either the number of directors to be elected will be correspondingly reduced or, if the Board of Directors nominates a replacement candidate or candidates, the persons named in the accompanying proxy may, in their discretion, vote for such candidate or candidates. The information furnished concerning the nominees has been obtained from them, except for information known to the Corporation. The Board of Directors contemplates that the persons named in the proxy will vote for the resolution fixing the number of Directors and, if cumulative voting is requested, will vote proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

NAME, AGE AND                              FIRST BECAME                  SHARES OF STOCK
PRINCIPAL OCCUPATION                       A DIRECTOR OF               BENEFICIALLY OWNED*         PERCENT
(LAST 5 YEARS)                             BANK OR CORP.                 (AS OF 3/__/95)           OF CLASS
Samuel S. Broussard, Sr.      82             11-24-80                            105                 .21
President
Sam Broussard, Inc.
P.O. Drawer 11507
New Iberia, LA  70562-1507
Truck & Tractor Dealer
Management and Rancher

J. Preston Duhe               74             4-28-80                             258                 .52
2915 Old Spanish Trail
New Iberia, LA  70560
Retired Farmer

Ernest Freyou                 56             7-01-88                             138                 .28
President and CEO
The New Iberia Bancorp, Inc.
The New Iberia Bank
P.O. Box 11240
New Iberia, LA  70562-1240

Gerald H. Halphen, M.D.       63             4-12-82                             100                 .20
Pediatrician
125 Hilltop Circle
New Iberia, LA  70560

Frank C. Minvielle            56             11-04-91                            100                 .20
Sales
Cameco, Inc.
2714 1/2 West Main Street
Jeanerette, LA  70544
Farming & Sugar Industry Equipment

William D. Quinlan            54             11-04-91                            160                 .32
President
Insurance Center of New Iberia
P.O. Box 12710
New Iberia, LA  70562-2710
Insurance Agency

James W. Schwing, Sr.         61             7-26-71                             522 (1,2)         1.05
Chairman of the Board
The New Iberia Bancorp, Inc.
The New Iberia Bank
P.O. Box 13340
New Iberia, LA  70562-3340
Attorney

Jules A. Schwing              54             4-27-92                          15,772 (2)           31.67
President
Schwing Insurance Agency
P.O. Box 10069
New Iberia, LA  70562-0069
Insurance Agent

Jerry E. Shea, Sr.            69             7-26-71                              105                .21
Chairman
Bayou Welding Works, Inc.
P.O. Box 11010
New Iberia, LA  70562-1010

Edward P. Terrell, III.       59             11-04-91                             100                .20
Executive Vice President
McIlhenny Company
425 E. Main Street
New Iberia, LA  70560
Financial, Personnel, and
General Office Management

J. P. Thibodeaux              65             4-12-82                              113                .23
President
J. P. Thibodeaux, Inc.
101 Sawgrass Lane
Broussard, LA  70518
Automobile Dealer

*Unless otherwise noted, each individual has sole voting and investment power of the shares reported.

(1) Prior to being elected Chairman of the Board on May 28, 1991, Mr. James W. Schwing, Sr. was a director for 20 years and an attorney, a profession in which he is currently engaged.

(2) The Estates of Jules B. Schwing and Marie Louise Landry Schwing, of which Tony Schwing is Executor, own 15,122 shares of stock, in which Mr. James W. Schwing, Sr., uncle of Tony Schwing, disclaims any beneficial ownership. The Executor, Tony Schwing, has voting and investment power. Other shares may also be controlled by Tony Schwing. See "Principal Shareholders and Securities Ownership of Management."

The directors listed below have made the following stock purchases and sales within the past two (2) years:

                                                       Number of
                                        Date of          Shares              Date        Number of
           Director                    Purchase        Purchased           of Sale         Shares
 J. Preston Duhe                        1-11-94            5
 Ernest Freyou                          8-20-93           20
                                       12-17-93            7(1)

                                                       Number of
                                        Date of          Shares              Date             Number of
           Director                    Purchase        Purchased           of Sale              Shares
 James W. Schwing, Sr.                   4-1-93              5
                                        5-20-93             75
                                         2-3-95            206(2)

 Jerry E. Shea, Sr.                      7-1-94              5             3-10-95            206(2)

 Jules A. (Tony) Schwing                                                   2-15-95             30

(1)      Mr. Freyou inherited these shares from his uncle, Walter Granger.

(2) In 1991, James W. Schwing, Sr. (or his designee) sold 255 shares of stock of the Corporation to three new directors of the Corporation and the Bank so that they would have the qualifying shares necessary to serve as Bank directors. This transfer was made on the understanding that Mr. Schwing (or his designee) could replace those shares by purchasing shares of treasury stock of the Corporation whenever such shares were available at the price paid by the Corporation for such treasury shares. In partial satisfaction of that agreement, on February 3, 1995, the James W. Schwing, Sr., Attorney-at-Law, Employee Pension Plan purchased 206 shares of treasury stock. Because the agreement had been handled informally and had not been reduced to writing, the Board and James W. Schwing, Sr. submitted the question of the propriety of the stock purchase to binding arbitration before The Honorable Robert M. Fleming, retired judge, on March 8, 1995. The judge ruled that the shares should be resold to the Corporation, and on March 10, 1995, that was done.

All of the Directors of the Corporation are also Directors of the Bank.

All of the Directors have been engaged in the occupations listed above for at least the past five years.

During 1994 the Board of Directors of the Corporation held 12 meetings. Each of the eleven Directors attended more than 75% of the meetings of the Board of Directors. There are no standing committees of the Board of Directors of the Corporation.

The Board has adopted by amendment to the Bylaw procedures pursuant to which shareholders may make nominations for directors. Nominations must be submitted to the Corporation 65 days before the Annual Meeting and may only be made by shareholder(s) holding in the aggregate 0.2% of the stock of the Corporation. Certain specified information must be submitted with the nomination and the nominee(s) must own, at the time of the nomination, qualifying shares as required for bank directors under Louisiana banking law. See Exhibits B and C.

The Board of Directors strongly urges you to vote FOR each of the Board's nominees listed above. The current Board members have served as Directors of the Bank and the Corporation for many years. They are experienced, qualified, capable individuals who are leading the Corporation and the Bank into the 21st century with initiative and care. These individuals have a proven track record and, under their leadership, the Bank has grown in size, improved earnings, increased dividends and made substantial profits.

The Board has requested that the shareholders committee meet with the management committee of the Bank to try to find some common ground and discuss cooperation. So far, the shareholders committee has refused to meet.

The Board has addressed your concerns that a market for the Corporation's stock be established. It has proposed an amendment to the Articles of Incorporation that would eliminate the par value of the Corporation's stock and effectuate a 40-to-1 stock split. This should enable the Corporation to qualify for listing on a stock exchange.

The current Board has worked tirelessly on your behalf. It will continue to do so. It will continue to try to address the issue of cooperation between the Board and the shareholders committee. It will continue to try to ensure the shareholders committee acts properly. It will continue to try to create ongoing liquidity and an orderly market for your stock. It has your best interests at heart. SUPPORT YOUR BOARD. RETURN THE BOARD'S WHITE PROXY CARD TODAY. DO NOT RESPOND TO ANY OTHER PROXY SOLICITATION.


                   OPPOSITION TO NOMINATIONS BY TONY SCHWING

Tony Schwing has nominated to the Board himself, Edmond A. Lamperez, M.D., Charles C. Lemaire, James L. Gray, Eugene A. Patout and Joseph E. Sorci, D.D.S. The Board of Directors urges you not to vote for these nominees. The shareholder nominees (other than Dr. Sorci) are all members of the shareholders committee that has been looking for someone to acquire the Corporation or the Bank. See "Certain Litigation." To the knowledge of the Board, none of the shareholder nominees (other than Tony Schwing) has experience in serving as a director of a bank holding company or any other financial institution.

Based on the operations of the shareholders committee, the Board believes that the shareholder nominees are not concerned with your best interests. The committee has made overtures to various financial institutions, but it has refused to tell the Board who it has contacted, what it has said, what documents or information it has provided or what responses it has received. Even when the Board attempted to obtain this information through formal discovery in ongoing litigation, the committee's response was to deny production of any of the requested information. See "Certain Litigation." How can the Board even begin to assess where it and the committee may have common ground and how they might be able to work together when the committee acts in a secretive manner and refuses to cooperate, meet or even talk? Are these the people you want to run your Corporation and Bank?

The committee has refused to meet with the management committee of the Board to discuss whether cooperation is possible. How does a refusal to meet advance the interests of the shareholders?

Tony Schwing said under oath in his deposition last year that he wanted to sell the Corporation or the Bank because the estates of his parents for which he serves as executor were too concentrated in stock of the Corporation. Is he looking out for you or for himself? He said if he had a smaller interest in the Corporation, he might not want to sell. What about all the shareholders who do have a small interest in the Corporation? The current Board believes they are important too. Tony Schwing's (and apparently the committee's) financial advisor will, according to Tony Schwing's sworn testimony, only get paid if the Corporation or the Bank is sold. That arrangement is not designed to elicit independent, disinterested advice.

The Board of Directors believes that these actions evidence that Tony Schwing's nominees are not acting in a manner designed to consider or foster your best interests. The Board of Directors strongly recommends that you vote against the nominees of Tony Schwing.


                               EXECUTIVE OFFICERS

The Executive Officers of the Corporation are: James W. Schwing, Sr., Chairman of the Board; Ernest Freyou, President and CEO; Leonard J. Freyou (age 68), Senior Vice President and Cashier; Robert Eppley (age 48), Executive Vice President and Secretary. In addition to the officers listed above, the following are officers of the Bank: Mr. Jerome Weber (age 40), Senior Vice President, in charge of lending; Mr. Lon Dupre (age 35), Vice President and CFO; Mrs. Anne Dugas (age 35), Vice President, Branch Operations; Mr. Benny Menard (age 40), Vice President, Loan Administration and Compliance. Mr. James
W. Schwing, Sr. has served as Chairman of the Board since May 28, 1991. Mrs. Dugas and Mr. Menard have served in their current offices since November 15, 1993 and October 26, 1992, respectively. Each of the other officers has served in his or her current position for more than five years. Prior to serving as Vice President, Branch Operations, Mrs. Dugas served as Human Resources and Marketing Manager. Prior to serving as Vice President, Loan Administration and Compliance, Mr. Menard served as a Loan Officer. The Executive Officers hold their offices for such terms as are determined from time to time by the Board.

Family relationships between Directors and Officers are: Leonard J. Freyou and Ernest Freyou are first cousins. James W. Schwing, Sr. is the uncle of Jules
A. (Tony) Schwing.


                             COMMITTEES OF THE BANK

The Bank does not have standing nominating or compensation committees; these matters are handled by the Board as required. Executive bonuses are determined by the Board on a discretionary basis and, in making decisions with respect to bonuses, the Board considers corporate performance. During 1994, the Board of Directors of the Bank and its Director Committees held meetings and received attendance fees as follows:

                                                   NUMBER OF MEETINGS                FEES PER MEETING
BOARD OR COMMITTEE                                   HELD IN 1994                       PER MEMBER
Board of Directors                                        28                               $300
Asset & Liability Committee                                2                               $ 75
Loan Committee                                            45                               $ 75
Management Committee                                      14                               $ 75
Trust Audit Committee                                      1                               $ 75
Trust Investment Committee                                 3                               $ 75
Building Committee                                         0                               $ 75
Director's Audit Committee                                 1                               $ 75
CRA Committee                                              2                               $ 75

Each Director receives a $300.00 per month stipend over and above the fees received per meeting attended.

The Bank's Trust Audit Committee is comprised of four Directors (Dr. Gerald Halphen, M.D., Samuel S. Broussard, Sr., J. Preston Duhe and Frank C. Minvielle) who annually perform an audit of the Trust Department which conforms to the Federal Deposit Insurance Corporation's "Minimum Standards of Trust Department Audit".

The Bank's Director's Audit Committee is comprised of four Directors (Samuel S. Broussard, Sr., Edward P. Terrell, III, William Quinlan and J. Preston Duhe) who annually review the audit of the Bank performed by the Internal Auditor.

During 1994, the Board of Directors of the Bank held 28 regularly scheduled and special meetings. Each of the Directors of the Bank, other than J.P. Thibodeaux, attended 75% or more of the aggregate meetings of the Board and the Committees on which they serve.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The New Iberia Bancorp, Inc., presently does not compensate its Directors or Executive Officers. The following table sets forth the compensation for services in all capacities paid by its subsidiary, The New Iberia Bank, during 1994, to the Chief Executive Officer of the Bank for each of the last three fiscal years.


                           SUMMARY COMPENSATION TABLE

NAME AND                            ANNUAL COMPENSATION                                          ALL
PRINCIPAL                                                                OTHER ANNUAL            OTHER
POSITION                  YEAR            SALARY          BONUS          COMPENSATION         COMPENSATION
                          1994            $96,307        $20,000           $11,400            $10,000 (1)
Ernest Freyou             1993            $90,000        $13,500           $10,858            $10,000 (1)
President & CEO           1992            $72,000        $10,800           $ 7,573            $10,000 (1)


(1) This figure represents insurance benefits attributable to Mr. Ernest Freyou as indicated under the deferred compensation plan (described below). Insurance benefits attributable in 1994 to the three other Executive Officers covered by the plan was $10,146.03.

It is the policy and practice of the Bank to furnish club dues to twelve of its officers and the use of bank-owned automobiles to two of its officers in the conduct of the Bank's business, which benefits did not exceed $5,000 per person.

The Bank has a deferred compensation plan covering certain key management personnel. Mr. Ernest Freyou and three other officers are covered by the plan. Under the plan the covered officers are entitled to fixed benefits payable monthly over a ten-year period upon retirement at certain ages. The insurance plan also provides for a death benefit of $100,000. Under the plan Mr. Ernest Freyou is entitled to payment of $1144.00 per month for ten years upon termination of employment if he continues employment with the Bank until he reaches age 63, and $1261.00 per month for ten years if he continues employment with the Bank until he reaches age 65. The amount to which the remaining covered officers are entitled if they continue employment with the Bank until at least age 62 is calculated based upon an assumed cost of $3000.00 per year for a ten-year period with an assumed interest rate of 4% per annum.


EMPLOYMENT CONTRACT

On August 16, 1994, the Corporation entered into a three-year employment contract with its Chief Executive Officer and President, Ernest Freyou. The contract provides that it may be terminated at the end of its initial term by 90 days' written notice and that if it is not terminated, it will renew for successive one-year periods unless terminated by notice at least 60 days but not earlier than 90 days prior to its expiration. The contract may be terminated by the Corporation prior to the completion of its term for (i) illness or disability of Mr. Freyou over certain specified periods, (ii) commission by Mr. Freyou of certain violations of law or (iii) material breach of the contract. The contract further provides for a payment to Mr. Freyou equal to three times his then current salary under certain circumstances in the event of the termination of the contract as a result of a disposition of all the properties and business of the Corporation by merger, consolidation, sale of assets or otherwise. The Board believes that this amount would not be material to a potential acquiror. The contract is deemed terminated as described above if the Corporation does not assign the contract to the acquiring or surviving entity in the merger, consolidation or sale or if the surviving entity does not assume in writing all of the obligations of the Corporation under the contract or if Mr. Freyou does not approve the assignment of the contract. The Board of Directors believes that this employment contract is in the best interest of the Corporation and the Bank because it ensures that Mr. Freyou will be committed to the Corporation and the Bank over the next several years. The Board believes that Mr. Freyou has been instrumental to the Bank's success, and the Board believes that his continuing commitment and loyalty to the Bank over the next few years is important.


                        COMPLIANCE WITH SECTION 16(A) OF
                          THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and beneficial owners of more than 10% of the outstanding shares of the Corporation to file with the SEC certain reports describing their stock ownership and changes in their stock ownership. They must also furnish the Corporation with copies of these forms. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Corporation believes that all filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with as of December 31, 1994.


                     AMENDMENT OF ARTICLES OF INCORPORATION
                 TO ELIMINATE THE PAR VALUE OF THE COMMON STOCK
                        AND TO EFFECTUATE A STOCK SPLIT

The Articles of Incorporation of the Corporation authorize it to issue 10,000,000 shares of capital stock, all of which are designated common stock, having a par value of $10 per share. As of the date of this proxy statement, there are 50,000 shares of common stock issued and outstanding.

The Board of Directors has for some time been considering methods by which it could facilitate a market in the Corporation's stock for the benefit of shareholders who want or need to sell all or a portion of their stock from time to time. The Board has concluded that listing the stock of the Corporation on a stock exchange or causing it to trade in an automated over-the-counter market would provide the shareholders of the Corporation with a measure of liquidity. Such listing would allow shareholders access to a market with quotations and last-sale reporting. In order to list on an exchange, among other things, the Corporation must have substantial additional shares outstanding in the hands of non- affiliates of the Corporation. This can be accomplished conveniently by means of a stock split. In addition, a stock split would reduce the trading price of shares of the Corporation's stock to a level that would enable individuals more easily to purchase (and presumably also to sell) their shares of stock. It should be noted that the Corporation has not yet applied for listing on an exchange and there can be no assurance that its application, when made, will be accepted. The Board believes, however, that after a stock split as proposed, the Corporation should meet the requirements for listing on an exchange.

The Board has attached as Exhibit D information provided by the American Stock Exchange regarding certain banks or bank holding companies listed on that exchange or its Emerging Company Marketplace. Two of the companies listed are located in Louisiana. Most of the companies, including both of the Louisiana companies, show trading prices as of December 31, 1994 in excess of book value. Of course, there can be no assurance that, if its listing application is accepted, the Corporation will enjoy similar results. However, the Corporation has received inquiries from shareholders and nonshareholders about purchasing stock of the Corporation, and the Board believes it is reasonable to assume that there will be interest in a public market for stock of the Corporation.

Under Louisiana law, a corporation must maintain a stated capital account equal to the product of the number of shares outstanding multiplied by the par value of such shares. To effectuate a stock split that would enable the Corporation to list on a stock exchange while the par value of the shares remains at $10 per share would require a stated capital account in excess of that deemed in the best interest of the Corporation. Consequently, the Board of Directors believes it advisable that the par value of the shares be eliminated. This does not affect the value of the stock. In conjunction therewith, the Board of Directors also deems it advisable to effectuate a 40 to 1 stock split so that, if the proposal is approved by the shareholders, upon the filing with the Secretary of State of Articles of Amendment effectuating the stock split, each share of common stock of the Corporation, $10 par value, currently issued and outstanding will automatically become 40 shares of common stock of the Corporation, no par value per share. If the proposal is approved, the Corporation will mail to each shareholder documents pursuant to which each shareholder can exchange his or her certificates of Corporation stock representing shares having $10 par value for certificates representing shares having no par value and reflecting the 40 to 1 stock split.

The Board of Directors is hopeful that the proposed elimination of the par value of the stock of the Corporation and the proposed stock split will enable it to list the stock of the Corporation on a stock exchange, which could create an orderly market for the stock. The proposed stock split and the elimination of the par value will not affect the capital or surplus of the Corporation.

The Corporation is advised by counsel that the change in par value and the receipt of the stock distribution pursuant to the split will not be subject to federal income tax under existing laws. The stock split will result in reallocation of the cost or other basis of shareholders' holdings for federal income tax purposes, in that the cost or other basis for each share held by a shareholder as of the record date will be apportioned to the additional shares received by each shareholder in connection with the stock split. The Corporation is not providing specific tax advice to any shareholder as each shareholder's situation may depend on his own circumstances. The Corporation encourages each shareholder to consult with his own tax advisor with respect to these matters.

The Board of Directors recommends that you vote FOR the amendment to the Articles of Incorporation to eliminate the par value and effectuate a 40 to 1 stock split. The Board believes that this will enable the Corporation to apply for listing on a stock exchange which, if accomplished, could provide trading liquidity, higher visibility and improved access to capital markets. The resolution authorizing the amendment to the Articles of Incorporation and the text of the amendment of the Articles of Incorporation effecting the stock split is attached hereto as Exhibit A.


                SHAREHOLDER PROPOSAL TO REPEAL BYLAW AMENDMENTS
                 ADOPTED UNANIMOUSLY BY THE BOARD OF DIRECTORS

Tony Schwing has informed the Board of Directors that he intends to submit as a proposal to be considered by the shareholders at the Annual Meeting the repeal of certain Bylaw amendments unanimously adopted by the Board of Directors on January 3, 1995. Although Tony Schwing now seeks to repeal the Bylaw amendments, he voted for them on January 3, 1995. The amendments unanimously adopted by the Board with Tony Schwing's consent and approval on January 3 are attached to this proxy statement as Exhibit B. Some additional changes to those amendments as adopted by the Board on February 13, 1995 are attached as Exhibit C.

The Board of Directors recommends that you vote AGAINST repealing these amendments.

The Bylaw amendments to which Tony Schwing now objects, among other things, clarify what has been the custom of the Corporation in connection with conducting meetings of shareholders: that the Chairman of the Board (or in his absence the Vice Chairman, or in his absence the Chief Executive Officer or other officer designated by the Board of Directors) will preside at shareholders' meetings and determine the order of business and other procedures at the meeting. The amendments further clarify that, as has been the custom of the Corporation, shareholders' meetings need not be conducted in accordance with rules of parliamentary procedure. Shareholders meetings do have to be conducted in a fair and impartial manner.

In addition to these codifications of previous custom, the amendments implement advance notice procedures for shareholder nominations of directors and for shareholder proposals. Information with respect to such matters must be submitted by shareholders to the Corporation not later than 65 days in advance of the meeting and must be accompanied by certain information, as described in the Bylaw amendments. With respect to nominations of directors, there are stock ownership requirements for the shareholder(s) making the nominations and for the nominee(s).

Finally, the amendments provide that when notice is required to be given to shareholders or directors, it will be deemed given when deposited in the United States mail postage prepaid, addressed to such person's last known address. This is the notice provision of the Louisiana Business Corporation Law. The change to the Bylaws simply adopts the provision of law with respect to this issue.

Although Tony Schwing is now complaining about these amendments and asking you to vote to repeal them, he VOTED FOR THE JANUARY 3, 1995 AMENDMENTS after a lengthy discussion about them. Two federal court judges refused to enjoin the implementation of these amendments after having been repeatedly asked to do so by Tony Schwing.

These Bylaw amendments are designed to provide for the efficient operation of the Corporation in connection with shareholders meetings. It was and is the belief of the Board that they will help ensure that the Corporation and the shareholders will know what matters will be addressed at meetings of shareholders well in advance of the meeting so that everyone can be informed about the issues and make an informed decision whether to attend the meeting in person or by proxy. When proposals are made for the first time on the floor of a meeting, shareholders who elected to attend the meeting by proxy have no opportunity to decide for themselves whether they wish to vote on such proposal in the same manner as the persons whom they have designated as their proxy. If they know ahead of time, on the other hand, what proposals will be addressed at meetings of shareholders, they can let their voices be heard in an informed manner on all issues to be addressed at the meeting.

Neither the advance notice provisions nor the qualifying share requirements work any hardship on the shareholders. The qualifying share requirement for shareholder(s) making nominations is important to ensure that nominees have some minimal level of support before their names are placed in nomination. The qualifying share requirements for nominees, which are identical to the state law requirements for bank directors, are minimal and designed to ensure that the directors of the Corporation have some level of economic interest in the Corporation.

The Board of Directors believes that the Bylaw amendments will benefit the shareholders by enabling them to know what matters will be presented at meetings of shareholders and will provide for the efficient conduct of meetings of shareholders in a fair and impartial manner. The Board of Directors strongly urges that the shareholders vote AGAINST repeal of these Bylaw amendments.


           INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Since the beginning of the fiscal year 1994 to the present, The New Iberia Bank has made loans in the normal course of business to Directors and officers of the Bank and their associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features.

Since the beginning of 1994, eight Bank directors and executive officers and one estate owning more than 5% of the Corporation's issued and outstanding shares each had loan balances in excess of $60,000. The largest aggregate amount of these loans during 1994 was $2,841,701. As of December 31, 1994, the aggregate amount of indebtedness of these loans was $1,848,967, representing 9.23% of the total equity capital accounts of the Bank.

During the year 1994, Mr. James W. Schwing, Sr., Chairman of the Board, received fees totalling $66,926.88 for acting as legal counsel to the Bank.


                               CERTAIN LITIGATION

On October 7, 1994, the Corporation filed a Petition for Declaratory Relief in the Civil District Court for the Sixteenth Judicial District, Iberia Parish, State of Louisiana (the "state court proceeding"). Named as the defendant in this suit was Tony Schwing, individually, and in his capacity as the Executor of the Estates of Jules B. Schwing and Marie Louise Landry Schwing.

The Petition for Declaratory Relief was filed in response to a request by Tony Schwing that the Corporation call a special meeting of its shareholders to consider and vote upon various issues. Section 2.3 of the Corporation's Bylaws provided that such a meeting could be called only upon the request of a shareholder owning, in the aggregate, two-thirds of the Corporation's issued and outstanding shares, which number of shares was not owned by Tony Schwing. Because Tony Schwing asserted that Section 2.3 of the Corporation's Bylaws was invalid, the Corporation sought a declaratory judgment pursuant to its Petition for Declaratory Relief, that Section 2.3 of the Corporation's Bylaws was valid and enforceable.

On October 26, 1994, Tony Schwing filed in the same court in which the Corporation's Petition for Declaratory Relief was pending a Petition for Mandamus seeking to require the Corporation to deliver to him a copy of its shareholder list. After a hearing on November 8, 1994, the court ordered the Corporation to deliver the list subject to certain confidentiality and use restrictions. The Corporation elected to waive its appeal rights (which would have delayed the implementation of the Order upon posting of a bond) and delivered the shareholder list on November 11, 1994.

On November 8, 1994, the Corporation filed its First Amended and Restated Petition for Declaratory Relief (the "First Amended Petition") in the same court in which the original Petition for Declaratory Relief was filed. Pursuant to the First Amended Petition, the Corporation sought a declaratory judgment that the proposals sought to be submitted to the shareholders by Tony Schwing, either at a special meeting of the shareholders or by solicitation of written consents, were inappropriate for shareholder consideration under Louisiana law.

After a hearing on December 19, 1994 on Motions for Partial Summary Judgment filed by both the Corporation and Tony Schwing in connection with the Corporation's request for a declaratory judgment that Section 2.3 of its Bylaws was valid and enforceable, the court ruled that Section 2.3 of the Corporation's Bylaws was invalid. The remaining issues raised by the Corporation's First Amended Petition are still pending before the court. Both the Corporation and Tony Schwing have filed Motions for Summary Judgment on those issues. A hearing has been scheduled for March 29, 1995.

On the evening of November 18, 1994, Tony Schwing filed a Complaint for Injunctive Relief and a Motion for Temporary Restraining Order and Preliminary Injunction in the United States District Court for the Western District of Louisiana requesting an order that would enjoin the Corporation from mailing proxy materials in connection with a special meeting of shareholders called by the Corporation. Tony Schwing's complaint sought to require the Corporation to include in its proxy materials a shareholder proposal submitted by him and to require the Corporation to make certain other changes in its proxy statement. The Corporation had previously sought the advice of the Securities and Exchange Commission (the "SEC") as to whether it could omit Tony Schwing's proposal.
The SEC advised the Corporation that it did not agree with the Corporation that the proposal submitted by Tony Schwing could be excluded from the Corporation's proxy materials. The Corporation therefore elected to include the proposal in its proxy materials. Although the Corporation had already agreed to the request made by Tony Schwing in his proposed order prior to the hearing on the issue, the court granted the order and required counsel for the parties to meet to review their respective proxy statements. On November 29, 1994, the Corporation filed in the same federal court a similar motion requesting an order that would enjoin Tony Schwing from mailing or distributing his proxy materials or soliciting proxies or consents without making certain changes to the proxy materials. On December 7, 1994, the parties agreed to mail their respective proxy materials on December 8, 1994. The special meeting of shareholders was held on December 28, 1994. The suits filed on November 18, 1994 and on November 29, 1994 are now moot.

On January 3, 1995, the Corporation filed a Second Amended and Restated Petition for Declaratory and Injunctive Relief in the state court proceeding. The Second Amended Petition added new claims relating to the validity and authority of the shareholders committee allegedly empowered pursuant to Tony Schwing's solicitation of written consents and sought injunctive relief in relation to those claims. On that date, the court granted the Corporation a temporary restraining order enjoining the shareholders committee from conducting any activity until a preliminary injunction hearing could be held.

The preliminary injunction hearing was held on Monday, January 9, 1995. At the hearing, the Corporation's request for an order restraining the activities of Tony Schwing and the shareholders committee during the pendency of the proceedings was granted in part and denied in part. As of March __, 1995, no written order in connection with the preliminary injunction has been entered by the court, although both parties have submitted proposed forms of order to the court. No date has been set for a hearing on the Corporation's request for permanent injunctive relief in connection with the shareholders committee.

On Friday, January 6, 1995, Tony Schwing filed a second Complaint for Injunctive Relief in the United States District Court for the Western District of Louisiana. The Complaint sought to enjoin, among other things, the enforcement of various amendments to the Corporation's Bylaws which were adopted by the Board of Directors at its meeting on January 3, 1995. In addition to naming the Corporation and the Bank as defendants in this action, Tony Schwing also sued Ernest Freyou and James W. Schwing, Sr., individually.

On Monday, January 9, 1995, the court refused to grant a temporary restraining order in connection with the Complaint for Injunctive Relief. A status conference on this matter was held on January 18, 1995, at which time Tony Schwing's counsel reurged his request for a temporary restraining order or a preliminary injunction. At the status conference and at a hearing held February 13, 1995, the court refused to grant the temporary restraining order or set a hearing on a preliminary injunction, and the court dismissed Tony Schwing's Complaint. Following the dismissal, the parties reached some agreements regarding the April 17, 1995 annual meeting, including that the Board will attempt to find a qualified non-director chairman to conduct the meeting, the meeting will be conducted pursuant to the same published rules of conduct that applied at the December 28, 1994 special meeting of shareholders and the chairman will have the authority to decide procedural matters that arise at the meeting.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Subject to ratification by the shareholders, the Board of Directors has selected the firm of Arthur Andersen & Co. as independent certified public accountants to audit the Bank's books for the year 1995. Their annual audit consists of an examination of the balance sheet and the related statements of income, changes in stockholder's equity and a statement of cash flow for the year then ended. It is not anticipated that a member of the firm will be present at the shareholder meeting to make a statement or to respond to questions.


                            SOLICITATION OF PROXIES

The cost of soliciting proxies is being paid by The New Iberia Bank. In addition to solicitations by mail, directors, officers and employees of the Bank, at no additional compensation, may request the return of proxies by personal conversations or by telephone or by other communication. The Corporation does not expect to expend amounts in connection with the solicitation of shareholders in excess of those normally expended for a solicitation for an election of directors in the absence of a contest. Reimbursement for such amounts will not be sought by the Bank from the Corporation.


                              SHAREHOLDER PROPOSAL

Any qualified proposal prepared and submitted in accordance with appropriate proxy solicitation regulations and received by the Corporation to the attention of Mr. Ernest Freyou, President, no later than December 1, 1995, by certified mail, return receipt requested, will be included in the Corporation's Proxy Statement and form of Proxy for the 1996 Annual Meeting of Shareholders. Stockholder proposals not intended to be included in the Corporation's Proxy Statement but intended to be presented at an annual meeting (including proposals for the nomination of directors) must be received by the Corporation 65 days in advance of the meeting, or by February 12, 1996 to be considered at the 1996 Annual Meeting. The requirements for submitting such proposals are set forth in the Corporation's Bylaws.


                                 ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Corporation's 1994 Annual Report on Form 10-K, including the financial statements and schedules thereto, which was filed with the Securities and Exchange Commission. Requests for copies of any exhibit to the Form 10-K must be in writing addressed to Mr. L.J. Freyou, Senior Vice President and Cashier, The New Iberia Bancorp, Inc., 800 South Lewis Street, New Iberia, Louisiana 70560. If made by a person who was not a shareholder of record on March 29, 1995, the request must include a good faith representation that such person was a beneficial owner of common stock on that date. Copies of any exhibit to the Form 10-K will be furnished upon payment of a fee of $1.00 per page plus postage to cover the cost of furnishing such copies.

THE CURRENT BOARD HAS WORKED FOR YOU FOR MANY YEARS -- SOME MEMBERS OF THE BOARD FOR OVER 20 YEARS! THIS BOARD HAS THE EXPERIENCE, EXPERTISE AND CAPABILITY TO SEE THAT THE CORPORATION AND THE BANK ARE RUN PROFITABLY AND SUCCESSFULLY. THIS BOARD HAS A PLAN FOR THE FUTURE OF THE BANK. THIS BOARD WILL ADDRESS ISSUES OF LIQUIDITY AND MARKETABILITY OF THE STOCK OF THE CORPORATION IF THE ARTICLES OF INCORPORATION ARE AMENDED AS SUGGESTED IN THIS PROXY STATEMENT. THIS BOARD WILL CONTINUE TO TRY TO FIND COMMON GROUND WITH THE SHAREHOLDERS COMMITTEE. THIS BOARD ASKS THAT YOU SHOW YOUR SUPPORT -- VOTE ON THE BOARD'S WHITE PROXY CARD. VOTE FOR THE CURRENT BOARD MEMBERS FOR ANOTHER TERM AND VOTE FOR THE BOARD'S PROPOSALS AND AGAINST TONY SCHWING'S PROPOSAL.

By order of the Board of Directors.

                         ERNEST FREYOU             JAMES W. SCHWING SR.
                         President                 Chairman of the Board
                         Chief Executive Officer

March __, 1995
New Iberia, Louisiana

                                   EXHIBIT A

                       RESOLUTION TO ELIMINATE PAR VALUE
                           AND EFFECTUATE STOCK SPLIT

         RESOLVED, that Article III of the Articles of Incorporation be amended to change the par value of the authorized common stock of The New Iberia Bancorp, Inc. (the "Corporation") from $10.00 per share to no par value per share and that the outstanding common stock of the Corporation be split on the basis of 40 shares for each outstanding share of common stock; that the proper officers of the Corporation are hereby authorized to make, subscribe, acknowledge, execute and file, or cause to be filed, such certificate or certificates as may be required under Louisiana law to give effect to the amendment; and that the Board of Directors do or cause to be done such other acts and things as in its discretion may be necessary or advisable in connection with such amendment and stock split;

         FURTHER RESOLVED, that Article III of the Articles of Incorporation of the Corporation is hereby deleted in its entirety and replaced with a new
Article III, which shall provide as follows:

                                  ARTICLE III

         (a) This Corporation has authority to issue an aggregate of Ten Million (10,000,000) shares of capital stock, all of which are designated common stock having no par value per share.

         (b) Upon the amendment of this Article III to include this subsection (b), each share of outstanding common stock of this Corporation outstanding on that date shall be converted automatically and without any further action into 40 shares of common stock of this Corporation and the amounts held in all capital accounts maintained by the Corporation with respect to the common stock on that date shall be transferred automatically in toto to capital accounts maintained with respect to the newly-converted common stock.

                                   EXHIBIT B

                           AMENDMENTS TO THE BY-LAWS
            OF THE NEW IBERIA BANCORP, INC. ADOPTED JANUARY 3, 1995


         WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to amend its Bylaws to provide for the efficient operation of the Company;

         NOW, THEREFORE, BE IT RESOLVED that the Bylaws of The New Iberia Bancorp, Inc. be and the same are hereby amended as follows:

         1. A new section 2.10 regarding advance notice of shareholder proposals is hereby adopted to read as follows:

         2.10 Advance Notice Procedures. (a) General. The business to be conducted at any meeting of shareholders of the Corporation shall be limited to such business and nominations as shall comply with the procedures set forth in this Section 2.10 and in Section 3.3 of these Bylaws.

         (b) Notification of Shareholder Business. At any special meeting of shareholders only such business shall be conducted as shall have been set forth in the notice of special meeting. At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) otherwise (a) properly requested to be brought before the meeting by a shareholder of record entitled to vote in the election of directors generally and (b) constitute a proper subject to be brought before such meeting.

         For business (other than the election of directors) to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be either delivered to or mailed and received at the principal executive offices of the Corporation not later than 65 days in advance of such meeting. A shareholder's notice to the Secretary shall set forth as to each matter (other than the election of directors) the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder intending to propose such business, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder, (d) a representation that the shareholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business and (e) any material interest of the shareholder in such business.

         Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.10. The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that (i) the business proposed to be brought before the meeting was not a proper subject therefor and/or (ii) such business was not properly brought before the meeting in accordance with the provisions of this Section 2.10, and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting or not a proper subject therefor shall not be transacted.

         (c)     Meeting Delay.  For purposes of this Section 2.10, and Section
         3.3 of these By-laws, reference to a requirement to deliver notice or information to the corporation a set number of days in advance of an annual meeting shall mean that such notice must be delivered such number of days in advance of the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the 65th day prior to such annual meeting.

         2. A new section 2.11 indicating that shareholders meetings shall not be required to be conducted in accordance with the rules of parliamentary procedure is hereby adopted to read as follows:

         2.11 Meetings of shareholders shall not be required to be conducted in accordance with the rules of parliamentary procedure.

         3. A new Section 3.3 regarding the procedure by which shareholders can make nominations to the Board of Directors is hereby adopted to read as follows:

         3.3 Nominations for election of the Board of Directors may be made by the Board of Directors or by any shareholder(s) owning an aggregate of 0.2% of the outstanding capital stock of the corporation entitled to vote for the election of Directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed to the Chairman of the Board of the corporation and must be received sixty-five (65) days prior to the date of the annual meeting of shareholders. At the time of the nomination, each nominee must own, in his own right and unpledged, the number of qualifying shares of stock of the Corporation required to be held by directors of The New Iberia Bank pursuant to La. Rev. Stat. Section
          6:282A, as it may be amended from time to time.  The notice must include a signed representation to timely provide all information requested by the corporation as a part of its disclosures in regard to the solicitation of proxies for the election of directors. Such notification shall also contain the following information to the extent known to the notifying shareholder or shareholders:

         (a)     the name and address of each proposed nominee;

         (b)     the principal occupation of each proposed nominee;

         (c) the total number of shares of capital stock of the corporation owned by each proposed nominee;

         (d) the name and address of the notifying shareholder or shareholders;

         (e) the number of shares of capital stock of the corporation owned by the notifying shareholder or shareholders;

         (f) the number of shares of stock of any other bank, bank holding company, savings and loan association or other financial institution owned beneficially by the nominee or by the notifying shareholder or shareholders and the identities and locations of such institutions and whether the nominee is on the board of any other financial institution;

         (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt; and
         (h) whether the proposed nominee is or has ever been prohibited by any state or federal regulatory agency from serving on the board of any financial institution.

         The notification shall be signed by the nominating shareholder or shareholders and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance herewith shall be disregarded by the Chairman of the meeting, and all votes cast for each such nominee shall be disregarded. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors, if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

         4. Section 6.1 is hereby amended to delete the phrase "two business days after" and to insert in its place the word "when," so that
Section 6.1, as hereby amended, shall hereafter read as follows:

         6.1 Any written notice required or permitted by law, the Articles of Incorporation or these by-laws to be given to any shareholder or director shall be deemed to have been given to such shareholder or director when such notice is served upon such shareholder or director or when such notice is placed in the United States mail, postage prepaid, addressed to such shareholder or director at his last known address.

         5. Section 7.5 is hereby amended to include language authorizing the Chairman of the Board to preside as Chairman at all shareholders meetings and to determine the order of business and procedure at the meeting, so that
Section 7.5, as hereby amended, shall hereafter read as follows:

         7.5 The Chairman of the Board shall preside at all meetings of the Board of Directors and at all meetings of the shareholders. In the absence of the Chairman of the Board, the Vice Chairman shall preside; and in the absence of the Vice Chairman the Chief Executive Officer or other officer designated by the Board of Directors, shall preside at all such meetings. The Chairman of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such rules, regulations and procedures for the manner of voting, the conduct of discussion, attendance or participation at the meeting, tabulation of proxies and ballots and other matters as seem to him appropriate for the proper conduct of the meeting.

                                   EXHIBIT C

                          AMENDMENTS TO THE BY-LAWS OF
             THE NEW IBERIA BANCORP, INC. ADOPTED FEBRUARY 13, 1995


         WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to amend its Bylaws to provide for the efficient operation of the Company;

         NOW THEREFORE, BE IT RESOLVED that the Bylaws of The New Iberia Bancorp, Inc. be and the same are hereby amended as follows:

         6. Section 2.10(b) shall be amended by adding the following new paragraph to the end of Section 2.10(b):

         The Board of Directors shall, at its next regular meeting after receipt of a request by a shareholder to bring business before a meeting pursuant to this Section 2.10, or within three (3) business days after such receipt, whichever is later, consider whether or not such business constitutes a proper subject to be brought before such meeting and whether such submission was otherwise not in compliance with the provisions of this Section 2.10 as a result of which the business described in such submission will not be brought before the meeting. If the Board determines that the business does not constitute a proper subject to be brought before such meeting or that the submission is otherwise not in compliance with the provisions of this Section 2.10 as a result of which the business described therein will not be brought before the meeting, the Chairman of the Board shall promptly so notify the shareholder submitting such business of the Board's determination and the reason(s) therefor.

         7. Section 2.11 shall be amended by adding the following new sentence to the end of Section 2.11:

         Meetings of shareholders shall be conducted in a fair and impartial manner.

         8. Section 7.5 shall be amended to delete the last sentence thereof and to insert in its place the following sentence:

         Subject to the provisions of Section 2.11 of these Bylaws, the Chairman of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such rules, regulations and procedures for the manner of voting, the conduct of discussion, attendance or participation at the meeting, the method of tabulation of proxies and ballots and other procedural matters as seem to him appropriate for the proper conduct of the meeting.

                                   EXHIBIT D

             COMMERCIAL BANKS LISTED ON THE AMERICAN STOCK EXCHANGE
                               DECEMBER 31, 1994



                                                                                    FINANCIAL PROFILE
                                                                         ----------------------------------------
                                                                         Total        Net      Market     Closing
   Ticker      Listing                                                   Assets     Income     Value     Price ($)
   Symbol       Date                  Company Name             State     ($mil)     ($mil)     ($mil)    12/31/94
   ------      -------                ------------             -----     ------     ------     ------    --------
 CTZ         22-Oct-93     Corpus Christi Bancshares, Inc.     TX             160      2.2       17.6         10.00
 CVB         14-Dec-89     CVB Financial Corp.                 CA             800     10.1      123.4         14.53
 ELB         24-Sep-94     Eldorado Bancorp                    CA             311      1.5       29.6         10.75
 FLR         21-Sep-93     First Citizens BancStock, Inc.      LA             222      2.8       22.8         19.88
 FCT         21-Jan-92     First City Bancorp, Inc.            TN             330      1.8       12.5         10.50
 FES         17-Mar-88     First Empire State Corporation      NY          10,301    112.0      910.2        136.09
 ISB         02-May-90     Interchange Financial Services      NJ             460      5.6       40.5         14.75
                           Corp.
 MBN         08-Apr-88     Metrobank                           CA           1,034      7.5       90.4         17.13
 MAB         18-Sep-90     Mid-America Bancorp                 KY           1,113     11.8      149.6         17.00
 MSL         19-Apr-93     MidSouth Bancorp, Inc.*             LA              98      1.2        8.2         11.50
 MDB         03-Dec-91     Professional Bancorp, Inc.          CA             304      1.1        9.8          7.75
 REB         26-Sep-91     Redwood Empire Bancorp              CA             620      1.8       19.8          7.13
 SFH         12-Jul-88     San Francisco Company               CA             178    -16.6       38.9          6.56
 SMO         04-Apr-90     Santa Monica Bank                   CA             684      1.0       53.1          7.25
 SCK         27-Feb-91     SC Bancorp                          CA             404      2.7       32.7          4.69
 SRY         23-Feb-94     Surety Capital Corporation*         TX              49      0.4        7.3          3.13
 WOR         15-Aug-83     Worthen Banking Corporation         AR           3,524     44.9      462.1         27.25




                                                                                   RATIOS
                                                               -----------------------------------------------
                                                                                                 Bank
                                                                        Return on  Return on    Value
                                                                         Average    Average      Per     Price
   Ticker      Listing                                          P/E      Assets      Equity     Share      to
   Symbol       Date                  Company Name             Ratio       (%)        (%)        ($)      Book
   ------      -------                ------------             -----     -------    ------      ----      ----
 CTZ         22-Oct-93     Corpus Christi Bancshares, Inc.     10.61        1.5        17.7      8.18     1.22
 CVB         14-Dec-89     CVB Financial Corp.                 12.66        1.5        16.9      7.68     1.99
 ELB         24-Sep-94     Eldorado Bancorp                    20.28       -0.5         5.2     10.46     1.03
 FLR         21-Sep-93     First Citizens BancStock, Inc.       7.68        1.4        15.6     19.06     1.04
 FCT         21-Jan-92     First City Bancorp, Inc.             9.46        0.5        11.1      8.93     1.13
 FES         17-Mar-88     First Empire State Corporation       8.90        1.0        15.9    102.73     1.34
 ISB         02-May-90     Interchange Financial Services       7.43        1.2        16.5     11.83     1.27
                           Corp.
 MBN         08-Apr-88     Metrobank                           12.39        0.6        11.5     12.86     1.33
 MAB         18-Sep-90     Mid-America Bancorp                 12.78        1.0         9.8     14.00     1.21
 MSL         19-Apr-93     MidSouth Bancorp, Inc.*              7.82        0.7        14.5      7.83     1.47
 MDB         03-Dec-91     Professional Bancorp, Inc.          11.74        0.6         7.2     13.40     0.65
 REB         26-Sep-91     Redwood Empire Bancorp              15.31        1.1         5.8      9.91     0.76
 SFH         12-Jul-88     San Francisco Company               NE          -3.7       -83.8      3.50     1.93
 SMO         04-Apr-90     Santa Monica Bank                   53.57       -1.5        -9.0      8.51     0.88
 SCK         27-Feb-91     SC Bancorp                           6.94       -0.6         7.9      5.58     0.78
 SRY         23-Feb-94     Surety Capital Corporation*         19.14        0.8         8.7      2.13     1.47
 WOR         15-Aug-83     Worthen Banking Corporation         10.27        1.0        15.7     17.71     1.53

Includes all American Stock Exchange Commercial Banks with a month-end close of $3.00 or greater.
NE = Negative Earnings
*Listed on the Emerging Company Marketplace (SM)
Sources: FactSet Data Systems, Standard & Poor's most recent "Stock Reports" and "Stock Guide."

                                                                PRELIMINARY COPY

                       PLEASE SIGN AND RETURN IMMEDIATELY
              THE NEW IBERIA BANCORP, INC., NEW IBERIA, LOUISIANA
                            PROXY FOR ANNUAL MEETING
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints JERRY E. SHEA, SR. AND EDWARD P. TERRELL, III or any one of them, with full power of substitution, the proxies of the undersigned to represent and to vote as designated below, all of the shares of common stock of The New Iberia Bancorp, Inc., held of record by the undersigned on March 29, 1995, at the Annual Meeting of Shareholders to be held at the Main Office at The New Iberia Bank, 800 South Lewis Street, New Iberia, Louisiana, on Monday, April 17, 1995, at 10 o'clock a.m., or any adjournments or postponements thereof.

1. Fix the number of Directors at eleven (11) (or, in the discretion of the proxies, or either of them, if any of the nominees listed in the accompanying proxy statement become unavailable for election, such lesser number as is equal to the Board's nominees who are available for election)
         For ( )           Against ( )     Abstain ( )

2.  Election of Directors
         For all Nominees Listed Below ( )        Withhold from Voting for All
        (Except those written by me below)         Nominees Below ( )

Samuel S. Broussard, Sr., J. Preston Duhe, Ernest Freyou, Gerald J. Halphen, Frank C. Minvielle, William D. Quinlan, James W. Schwing, Sr., Jules A. Schwing, Jerry E. Shea, Sr., Edward P. Terrell, III, and J. P. Thibodeaux. (INSTRUCTION: TO WITHHOLD AUTHORITY FROM VOTING FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NAME ON THE LINE BELOW.)

- ----------------------------------------------------------------------------

3. Allow proxies, or either of them, to vote in their discretion with respect to the election of any person as a director for which position a bona fide nominee named in the accompanying proxy statement is unable to serve.

         For ( )          Against ( )      Abstain ( )

4. To amend the Articles of Incorporation to eliminate the par value of the common stock and to effectuate a 40-to-1 stock split. For ( )
         Against ( )      Abstain ( )

5. Ratify appointment of Arthur Andersen & Co. as Independent Certified Public Accountants
         For ( )       Against ( )         Abstain ( )

6. To consider a shareholder proposal to repeal certain amendments to the Bylaws adopted by the Board of Directors.

         For ( )          Against ( )      Abstain ( )

7. Allow proxies, or either of them, to vote in their discretion as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSITION LISTED ABOVE OTHER THAN PROPOSITION NO. 6 AND "AGAINST" PROPOSITION NO. 6. IF CUMULATIVE VOTING IS REQUIRED IN THE ELECTION OF DIRECTORS, THIS PROXY CONFERS AUTHORITY TO VOTE CUMULATIVELY FOR ANY CANDIDATE(S) FOR WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING UNDER PROPOSITION NO. 7, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES UNLESS AUTHORITY TO DO SO IS WITHHELD BY STRIKING THROUGH PROPOSITION NO. 7. BY PROPERLY EXECUTING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS OTHER THAN NO. 6 AND A VOTE "AGAINST" PROPOSITION NO. 6. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                              ________________________________________________
                                       Signature

                              ________________________________________________
                                       Title

DATE_______________1995      Please sign exactly as name appears on the
                             certificate or certificates representing shares to be voted by this proxy. When signing as Attorney, Executor, Administrator, Trustee, or
                             Guardian, please give full title as such. If more than one Trustee, all should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. If stock is owned by more than one person, all such persons must sign proxy.


_______________________
Number of Shares
                                       _______________________________________
                                       Printed Name of Shareholder